Supplement dated August 30, 2023, to the following Prospectuses dated May 1, 2023:

•	Variable Adjustable Life
•	Variable Adjustable Life-SD
•	Variable Adjustable Life Horizon
•	Variable Adjustable Life Summit
•	Variable Adjustable Life Survivor
•	Minnesota Life Variable Universal Life Account (MLIC VGUL, SFG COLI VGUL)
•	Securian Life Variable Universal Life Account (SLIC VGUL)
•	W&R Advisors Accumulator Variable Universal Life
•	W&R Advisors Retirement Builder Variable Annuity
•	W&R Advisors Retirement Builder II Variable Annuity
•	MultiOption® Variable Annuity (UMOA/Megannuity)
•	MultiOption® Advisor Variable Annuity
•	MultiOption® Legend Variable Annuity
•	MultiOption® Extra Variable Annuity
•	MultiOption® Guide Variable Annuity
•	MultiOption® Advantage Variable Annuity
•	MultiOption® Momentum Variable Annuity
•	Accumulator Variable Universal Life
•	Premier Variable Universal Life
•	Variable Universal Life Defender®
•	Variable Universal Life Survivor - SVUL

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

Fund Liquidations

On July 27, 2023, the Board of Trustees of Securian Funds Trust unanimously approved the liquidation and dissolution of the SFT International Bond Fund. Accordingly, on or about December 8, 2023, the SFT International Bond Fund (the “Existing Fund”) will liquidate and dissolve.

Fund Substitutions

As a result of the liquidation of the Existing Fund, certain fund substitutions will occur in the above-named contracts on or about December 8, 2023 (“Substitution Date”). On the Substitution Date, the following substitutions will take place:

For the following individual variable life insurance policies: (1) Accumulator Variable Universal Life; (2) Premier Variable Universal Life; (3) Variable Universal Life Defender; and (4) Variable Universal Life Survivor – SVUL, sub-account units corresponding to the shares of SFT International Bond Fund – Class 1 Shares will be replaced with sub-account units corresponding to the shares of the American Funds Insurance Series – Capital World Bond Fund – Class 1 Shares.

For the following individual variable life insurance policies, individual variable annuity contracts, and group variable life insurance policies: (1) W&R Advisors Accumulator Variable Universal Life; (2) Variable Adjustable Life; (3) Variable Adjustable Life-SD; (4) Variable Adjustable Life Horizon; (5) Variable Adjustable Life Summit; (6) Variable Adjustable Life Survivor; (7) W&R

F104745 08-2023

Advisors Retirement Builder Variable Annuity; (8) W&R Advisors Retirement Builder II Variable Annuity; (9) MultiOption Variable Annuity (UMOA/Megannuity); (10) MultiOption Advisor Variable Annuity; (11) MultiOption Legend Variable Annuity; (12) MultiOption Extra Variable Annuity; (13) MultiOption Guide Variable Annuity; (14) MultiOption Advantage Variable Annuity; (15) MultiOption Momentum Variable Annuity; (16) Minnesota Life Variable Universal Life Account (MLIC VGUL, SFG COLI VGUL); and (17) Securian Life Variable Universal Life Account (SLIC VGUL), sub-account units corresponding to the shares of SFT International Bond Fund – Class 2 Shares will be replaced with sub-account units corresponding to the shares of the American Funds Insurance Series – Capital World Bond Fund – Class 2 Shares.

As used in this supplement, “Replacement Fund” means the American Funds Insurance Series – Capital World Bond Fund – Class 1 or Class 2, as applicable.

The Existing Fund will continue to be available for investment until September 28, 2023. Any purchase payment or transfer allocation (including any applicable systematic transfer arrangements, except automatic portfolio rebalancing (APR)) to the Existing Fund after September 28, 2023, will default to the Replacement Fund. APR instructions and/or any automatic transaction instructions (e.g., loan repayments and asset credits) in place on September 28, 2023, that include the Existing Fund will not default to the Replacement Fund until the Existing Fund liquidates.

On the Substitution Date, Minnesota Life Insurance Company (and Securian Life Insurance Company with respect to the Securian Life Variable Universal Life Account (SLIC VGUL)) will carry out the substitutions by receiving liquidation proceeds from the Existing Fund’s shares and purchasing shares of the Replacement Fund. The substitutions will result in any contract value you have allocated to a sub-account investing in an Existing Fund, in effect, being transferred to a sub-account investing in the corresponding Replacement Fund.

The investment objectives and policies of the Replacement Fund are similar to the investment objectives and policies of the Existing Fund. The investment objectives of the Replacement Fund, along with information about the Replacement Fund’s investment adviser, are described below and more fully in the Replacement Fund’s prospectus.

Prior to the Substitution Date. From the date of this supplement until the Substitution Date, contract owners with allocations in the Existing Fund may transfer allocations to any other available investment option in accordance with the contract. During this period, any transfers from the Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract. Market timing and rider allocation plan limitations will continue to apply. You may affect transfers by written request, telephone or by any other method we make available under your contract.

On the Substitution Date. At the close of business on the Substitution Date, Minnesota Life (and Securian Life Insurance Company with respect to the Securian Life Variable Universal Life Account (SLIC VGUL)) will receive liquidation proceeds for any allocations that remain in the Existing Fund. Those liquidation proceeds will then be used to purchase units in the Replacement Fund. The substitutions will occur at relative net asset value. All contract owners affected by the substitution will receive written confirmation of the transaction. Your account value in the affected sub-account will be the same as before the substitution. However, the number of units you receive in the Replacement Fund sub-account will be different from the number of units you owned in the Existing Fund sub-account, due to the difference in unit values. The substitution transaction will not be treated as a transfer for the purposes of transfer limitations. There will be no tax consequences as a result of the substitution transaction.

After the Substitution Date. Effective immediately following the Substitution Date, the Existing Fund will no longer be available as an investment option in the contract. Additionally, from the

Substitution Date through January 7, 2024, contract owners may reallocate amounts that were substituted into the Replacement Fund to any other available investment option without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract. Once the substitutions occur, any future allocation instructions of purchase payments and/or contract value that you previously designated to the Existing Fund will be allocated to the Replacement Fund. These investments will become your allocation instructions until you tell us otherwise. Market timing and rider allocation plan limitations will continue to apply.

Information about the Replacement Fund, its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in its prospectus, which you should read carefully. THERE IS NO ASSURANCE THAT THE REPLACEMENT FUND WILL ACHIEVE ITS STATED OBJECTIVES. To the extent required by law, approvals of the substitutions will also be obtained from the state insurance regulators in certain jurisdictions.

Investment Objectives of Replacement Funds

Replacement Fund	Investment Adviser	Investment Objective
American Funds Insurance Series Capital World Bond Fund (Class 1 / Class 2)	Capital Research and Management Company	Seeks a high level of total return consistent with prudent investment management over the long term. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

On and after the Substitution Date, certain administrative programs will be impacted, including:

Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes a sub-account investing in an Existing Fund, you may terminate your current allocation instructions and provide new allocation instructions at any time prior to September 28, 2023. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the sub-account investing in the Existing Fund with the sub-account investing in the Replacement Fund on September 29, 2023.

Automatic Portfolio Rebalancing: If you are enrolled in Automatic Portfolio Rebalancing that includes a sub-account investing in the Existing Fund, you may terminate your current instructions and provide new allocation instructions prior to the Substitution Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred to the sub-account investing in the Existing Fund until the Substitution Date. If you do not provide new allocation instructions, your Automatic Portfolio Rebalancing will automatically be updated to replace the sub-account investing in an Existing Funds with the sub-account investing in the corresponding Replacement Funds on the Substitution Date.

Premium Allocation Instructions: If you have premium allocation instructions on file that include a sub-account investing in the Existing Fund, you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the sub-account investing in the Existing Fund until September 28, 2023. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the sub-account investing in the Existing Fund with the sub-account investing in the Replacement Fund on September 29, 2023.

Variable Annuity Contracts: CustomChoice Allocation Options

For those individuals owning a MultiOption Advantage Variable Annuity, MultiOption Advisor Variable Annuity, MultiOption Extra Variable Annuity, MultiOption Guide Variable Annuity, MultiOption Legend Variable Annuity, W&R Advisors Retirement Builder Variable Annuity, or W&R Advisors Retirement Builder II Variable Annuity, the CustomChoice and CustomChoice II allocation options (“CustomChoice Allocations”) (as applicable) are modified as of September 29, 2023 to remove all references to the Existing Fund from the list of available funds under Group D. For W&R Advisors Retirement Builder Variable Annuity, and W&R Advisors Retirement Builder II Variable Annuity, all references to the Existing fund are removed and replaced with the Replacement Fund. All other allocation options will remain the same.

The CustomChoice Allocations are rebalanced quarterly. You may provide new allocation instructions, subject to the limitations of the CustomChoice Allocations, prior to the Substitution Date. Unless you provide new instructions, amounts transferred pursuant to your current instructions will continue to be transferred to the sub-account investing in the Existing Fund until the Substitution Date. If you do not provide new CustomChoice Allocations instructions, your instructions will automatically be updated to replace the sub-account investing in an Existing Funds with the sub-account investing in the corresponding Replacement Funds on the Substitution Date.

This supplement must be accompanied by, and used in conjunction with, the current variable life insurance policy or variable annuity contract prospectus. If you would like another copy of the current prospectus, please call us at 844-208-2412 (for individual life insurance policies), 844-878-2199 (for annuity contracts), or 800-843-8358 (for group life insurance policies). The prospectus and this supplement can also be found on the U.S. Securities and Exchange Commission’s website (www.sec.gov.) by searching File Nos. 33-3233, 33-64395, 333-96383, 333-109853, 333-120704, 33-85496, 333-132009, 333-148646, 333-111067, 333-189593, 33-12333, 333-91784, 333-136242, 333-140230, 333-182763, 333-212515, 333-233295, 333-144604, 333-183590, 333-198279, or 333-266437.

Please retain this supplement for future reference.